Exhibit 10.31
ALLONGE TO
PROMISSORY NOTE
DATED DECEMBER 15, 2003
     This Allonge (the “Allonge” executed the 6th day of February, 2008, attached to and forming a part of a Promissory Note, dated December 15, 2003 (collectively, the “Note”), made by Ecology Coatings, Inc., a Nevada corporation (the “Payor”), payable to the order of Deanna Stromback (the “Payee”), in the original principal amount set forth on Exhibit A, which represents the total advances that the Payee has made to the Payor under the Note.
     1. The First Paragraph of the Note is hereby amended and restated in its entirety as follows:
FOR VALUE RECEIVED, the undersigned, Ecology Coatings, Inc., a Nevada corporation promises to pay to Deanna Stromback (together with his successors and assigns, referred to as the “Payee”), in the manner and at the place provided in this Note the principal amount set forth on Exhibit A, which is the total of the various advances (the “Advances”) that the Payee has made to the Payor under this Note. The outstanding principal balance of this Note shall be payable on December 31, 2008 (the “Maturity Date”)
     2. In all other respects, the Note is confirmed, ratified and approved and, as amended by this Allonge, shall continue in full force and effect.
     IN WITNESS WHEREOF, the Payor and Payee have caused this Allonge to be executed and as of the 6th day of February, 2008

ECOLOGY COATINGS, INC.

By:
F. Thomas Krotine
Its:	President

Accepted and agreed to:

DEANNA STROMBACK

By:
Deanna Stromback

Exhibit A
Schedule of Advances
(Updated through September 30, 2006)
Date Amount of Advance

Date	Amount of Advance
December 15, 2003	$10,000

December 31, 2003	20,000

March 1, 2004	11,000

March 23, 2004	15,000

April 19, 2004	20,000

May 26, 2004	15,000

June 29, 2004	15,000

July 17, 2004	5,000

August 30, 2004	10,000

October 22, 2004	10,000

November 19, 2004	15,000

January 23, 2005	10,000

April 19, 2005	2,030

October 3, 2005	7,000

January 19, 2006	8,000

*	Effective as of March 1, 2005 Payee converted $27,500 principal amount into 250 shares of Common Stock of Payor and assigned $10,000 of the principal amount of this Note to Richard D. Stromback.

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